FIESTA
RESTAURANT GROUP, INC.

Investor Presentation

June 2015

Presenters

- Tim Taft, Chief Executive Officer
- Lynn Schweinfurth, Chief Financial Officer

Forward Looking Statements

This document and our presentation contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and are intended to be covered by the "safe harbor" created by those sections. All statements, other than statements of historical facts included herein, including, without limitation, statements regarding our future financial position and results of operations, business strategy, budgets, projected costs and plans and objectives of management for future operations, are "forward-looking statements." Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" or "continue" or the negative of such words or variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements and we can give no assurance that such forward-looking statements will prove to be correct. Important factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, or "cautionary statements," include, but are not limited to: increases in food and other commodity costs; risks associated with the expansion of our business; our ability to manage our growth and successfully implement our business strategy; general economic conditions, particularly in the retail sector; competitive conditions; weather conditions; fuel prices; significant disruptions in service or supply by any of our suppliers or distributors; changes in consumer perception of dietary health and food safety; labor and employment benefit costs; regulatory factors; the outcome of pending or future legal claims or proceedings; environmental conditions and regulations; our borrowing costs; the availability and terms of necessary or desirable financing or refinancing and other related risks and uncertainties; the risk of an act of terrorism or escalation of any insurrection or armed conflict involving the United States or any other national or international calamity; factors that affect the restaurant industry generally, including product recalls, liability if our products cause injury, ingredient disclosure and labeling laws and regulations, reports of cases of food borne illnesses such as "mad cow" disease and "avian" flu, and the possibility that consumers could lose confidence in the safety and quality of certain food products, as well as negative publicity regarding food quality, illness, injury or other health concerns.

Strategic and Operational Overview

Investment Considerations

Compelling Business Model

Two Leading, Differentiated Brands

Accelerating Development Given Significant Potential

Well Positioned Within the Growing Fast-Casual Segment

Proven Financial Results

Long-term Business Model



8%-10% Company Restaurant Growth
2%-3% SSS Growth
10%-12% Revenue Growth
Margin Expansion
Meaningful EPS Growth

Pollo Tropical®

Freshly Prepared, Caribbean-inspired Menu

Pollo Tropical®









Freshly Prepared, Caribbean-inspired Menu

Pollo Tropical









Our Differentiated Restaurant Growth Vehicle

Pollo Tropical

New Prototype Introduced in Texas in March 2014


Pollo Tropical

Our Differentiated Restaurant Growth Vehicle

Pollo Tropical

New Prototype Introduced in Texas in March 2014



Spicing Island



TAKE OUT
HERE



Our Differentiated Restaurant Growth Vehicle

Pollo Tropical

New Prototype Introduced in Texas in March 2014


Life's
BETTER
UNDER THE PALM




Saucing Island

Reaching Media Efficiency

Pollo Tropical

Market	2011	2012	2013	2014	2015F	Media Efficiency at
S. Florida	63	65	66	74	77	27
Orlando	13	14	15	16	20	17
Dallas	*-*	*-*	*-*	*5*	*11*	*30*
Atlanta	*1*	*2*	*5*	*5*	*10*	*20*
Naples/Ft Myers	3	3	4	6	7	5
Tampa	*4*	*4*	*6*	*6*	*6*	*14*
Houston	*-*	*-*	*-*	*3*	*6*	*37*
Jacksonville	2	3	3	4	5	4
San Antonio	*-*	*-*	*-*	*2*	*5*	*14*
Nashville	-	-	2	2	4	4
Gainesville	*-*	*-*	*-*	*1*	*1*	*3*
Total	***86***	***91***	***101***	***124***	***152***	

Development Strategy

Pollo Tropical

SOUTH FLORIDA MARKETS WITH SUPERIOR BRAND AWARENESS

Miami-Dade, Broward, & Palm Beach Counties

- Exceptional financial performance
- Planned cannibalization but existing stores steadily build back

OTHER FLORIDA MARKETS AT OR NEARING MEDIA EFFICIENCY

Jacksonville, Fort Myers, Tampa, & Orlando

- Driving higher brand awareness through new development and media strategies
- Increased market penetration to get to media efficiency to drive meaningful sales growth

EMERGING MARKETS WITH LOW BRAND AWARENESS

Texas, Atlanta & Nashville

- Robust development pipeline in Texas with opportunity to share media with Taco Cabana
- Build out Nashville and Atlanta over time as trade areas develop

Sales and AUV Trends

Pollo Tropical


Average Unit Volume
$2.5
$2.7
$2.7
$2.8
$3.0
$3.1
$1.8
$2.0
$2.1
NM
$2.1
$1.9
System
South Florida
Other Florida At / Near Media Efficiency
Emerging (Atlanta / Texas) 1
2012
2013
2014


Same Store Sales
8.1%
5.9%
6.6%
7.5%
6.1%
6.5%
11.3%
6.2%
8.2%
NM
1.0%
System
South Florida
Other Florida At / Near Media Efficiency
Emerging (Atlanta / Texas) 1
2012
2013
2014

[1] Excludes Nashville DMA which only has two restaurants opened to date; 2012 AUV and 2013 SSS excluded as average restaurant count and comparable restaurant count, respectively, was less than one

Attractive New Restaurant Economics

Pollo Tropical

Targeted New Restaurant Economics

(2nd Year after Opening)

($s in millions)	
Average Unit Volume	$2.2+
Cash Investment Costs[1]	$1.4 - $2.0
Cash-on-Cash Return	~25%+

1. Pre-opening cost not included in investment cost. Assumes land lease with cash investment for building and FF&E. Company targets free-standing locations due to drive-thru. In the event of an existing building conversion, cash investment cost would be on the lower end of the range.

Accelerating Growth and National Potential

Pollo Tropical

- 130 Company and 37 Franchise Restaurants
- 26-28 New Company Restaurants in 2015, or ~ 20% Brand Restaurant Growth
- Short-term Southern Focus; Long-term National Potential
- Non-traditional U.S. Licensing Opportunities

New Company-Owned Restaurants Opened

2010	2
2011	2
2012	5
2013	12
2014	22
2015	26-28E

Current U.S. Footprint


2 / 0
7 / 0
12 / 0
109 / 5

Note: Where two numbers appear in the map, the first represents company-owned restaurants and the second represents franchised or licensed restaurants.

Figures as of March 29, 2015.

Reimaging Program Initiated in 2015

Pollo Tropical

New Prototype Will Be Built in All Markets Going Forward


Pollo Tropical


Pollo Tropical
Pollo Tropical

THE ORIGINAL

TACO CABANA®

MEXICAN PATIO CAFE

Fresh, Authentic Flavors of Mexico

THE ORIGINAL
TACO CABANA
MEXICAN PATIO CAFE







Fresh, Authentic Flavors of Mexico

THE ORIGINAL TACO CABANA MEXICAN PATIO CAFE









Opportunistic Texas Expansion with Proven Brand Affinity

THE ORIGINAL TACO CABANA MEXICAN PATIO CAFE


TACO CABANA
25657


TACO CABANA

Opportunistic Texas Expansion with Proven Brand Affinity

THE ORIGINAL TACO CABANA MEXICAN PATIO CAFE




Steak Street Taco
Meal Deal $4.99





Potential non-Texas Future Growth Concept

cabanagrill
a taste of mexico



cabanagrill





Salsa Bar

Opportunistic Texas Expansion with Proven Brand Affinity

- 164 Company and 7 Franchise Restaurants
- Opportunistic Development of Taco Cabana in Texas
- Non-traditional U.S. Licensing Opportunities
- Remodel Program Near Conclusion (mid-2015) to Complement New Building Prototype

New Company-Owned Restaurants Opened

2010	1
2011	4
2012	5
2013	6
2014	4
2015	2-4E

Current U.S. Footprint


0 / 4
3 / 0
159 / 3
1 / 0
1 / 0

Note: Where two numbers appear in the map, the first represents company-owned restaurants and the second represents franchised or licensed restaurants.

Figures as of March 29, 2015.

Industry-leading AUVs

(FY 2014, $s in millions)*


$2.7
$2.5
$2.4
$1.8
$1.5
$1.2
$1.1
$1.0
Pollo Tropical
Panera
Chipotle Mexican Grill
Taco Cabana
Zoës Kitchen
noodles & company
Qdoba Mexican Grill
Potbelly


Pollo Tropical
Pollo Tropical AUV Growth
CAGR = 7.3%
$2.1
$2.3
$2.5
$2.7
$2.7
2010
2011
2012
2013
2014


Taco Cabana
Taco Cabana AUV Growth
CAGR = 3.2%
$1.6
$1.7
$1.8
$1.8
$1.8
2010
2011
2012
2013
2014

*Sources: Latest company filings and equity research.

Compelling Restaurant-level EBITDA

(FY 2014, % of Restaurant Sales)*


27.2%
25.9%
20.0%
19.2%
19.1%
18.3%
17.9%
17.9%

Restaurant-level EBITDA is defined as restaurant sales minus cost of sales, labor, occupancy, other operating and advertising expenses. Pre-opening cost is excluded from the calculation.
*Sources: Latest company filings and equity research.

Restaurant Growth Potential

Number of System-wide Restaurants in U.S.


1,901
1,800
641
550
455
415
368
171
145
135
Panera
Qdoba
MEXICAN GRILL
MOE'S
southwest grill
noodles
& company
Pollo Loco
Potbelly
TACO CABANA
ZOËS
KITCHEN
Pollo Tropical

Unit Potential	3,200	4,500	2,000	N/A	2,500	N/A	N/A	N/A	1,600	N/A
% of Unit Potential	59%	40%	32%	N/A	18%	N/A	N/A	N/A	9%	N/A

Sources: Company filings, Wall Street research, and company websites. Domestic system wide unit counts as of the most recent filings. Moe's locations based on an estimate as of 7/14/14.

Note: Company and franchise Taco Cabana and Pollo Tropical restaurants as of March 29, 2015.

FIESTA
RESTAURANT GROUP, INC.

Financial Overview

Sales Growth and Margin Trends

Pollo Tropical


SSS Growth
8.1%
5.9%
6.6%
6.3%
6.4%
2012
2013
2014
1Q14
1Q15


Restaurant-level EBITDA
25.6%
26.3%
25.9%
27.5%
27.1%
2012
2013
2014
1Q14
1Q15

Note: restaurant-level EBITDA excludes pre-opening costs

Sales Growth and Margin Trends


SSS Growth
4.7%
0.5%
3.3%
0.8%
3.8%
2012
2013
2014
1Q14
1Q15


Restaurant-level EBITDA
16.9%
16.7%
17.9%
17.3%
19.0%
2012
2013
2014
1Q14
1Q15

Note: restaurant-level EBITDA excludes pre-opening costs

Strong 1Q15 Financial Results

($s in millions)	1Q14	1Q15	% Growth
Restaurant Sales	$144.8	$163.1	
Franchise Revenues	$0.6	$0.8	
Total Revenues	$145.4	$163.9	12.7%
Restaurant-level EBITDA	$32.3	$38.0	17.7%
% Restaurant Sales	22.3%	23.3%	
Income from Operations	$14.7	$17.5	18.5%
% Revenues	10.1%	10.7%	
Net Income	$8.7	$10.5	20.4%
% Revenues	6.0%	6.4%	
Diluted Earnings Per Share	$0.33	$0.39	18.2%

Note: restaurant-level EBITDA excludes pre-opening costs.

Proven Business Model

($s in millions)	FY 2012	FY 2013	% Gr.	FY 2014	% Gr.
Same Store Sales					
Pollo Tropical	8.1%	5.9%		6.6%	
Taco Cabana	4.7%	0.5%		3.3%	
Company-owned Restaurants					
Pollo Tropical	91	102	*12.1%*	124	*21.6%*
Taco Cabana	160	165	*3.1%*	167	*1.2%*
Total Revenues	$509.7	$551.3	*8.2%*	$611.1	*10.8%*
Restaurant-level EBITDA Margin	20.8%	21.2%		21.9%	
Operating Margin	7.3%	8.6%		9.7%	
Adjusted Net Income	$14.1	$20.2	*42.6%*	$36.4	*80.4%*
Adj. Diluted Earnings Per Share	$0.60	$0.84	*40.0%*	$1.36	*61.9%*

Note: restaurant-level EBITDA margin excludes pre-opening costs.

Focused Capital Allocation

- New Restaurant Development Focused on Pollo Tropical
- Will Complete the Remodeling Initiative at Taco Cabana By Mid 2015
- Implementing a New Reimaging Initiative at Pollo Tropical
- Ongoing Strategic Investments to Optimize Restaurant Management, Guest Experience and Infrastructure

($s in millions)	2015F Capital Expenditures	
	Low	High
New Restaurant Development	$70	$77
Remodeling, Reimaging & Maintenance	$14	$15
IT & Other Projects	$6	$8
Total Capital Expenditures	$90	$100

Improved Leverage and Liquidity

- Repurchased $200M, 8.875% Notes in Q4 2013
  - $135M equity offering net proceeds
  - New 5-year $150M revolving credit facility (currently, LIBOR + 150 bps)
- End of Q1 2015, $73.7M in Borrowing Capacity
- New Capital Structure Contributed ~ 25% EPS Growth in 2014

($s in millions)	FY 2012	FY 2013	FY 2014
Senior Secured Second Lien Notes	$200.0	-	-
Senior Secured Credit Facility	-	$71.0	$66.0
Capital Leases	$1.0	$1.4	$1.3
Lease Financing Obligations	$3.0	$1.7	$1.7
Total Debt	$204.0	$74.0	$69.0
Less: Cash and Cash Equivalents	$15.5	$11.0	$5.1
Total Net Debt	$188.5	$63.0	$63.9
Total Adjusted EBITDA (TTM)	$64.2	$69.8	$85.7
Total Net Debt / Total Adjusted EBITDA	2.9x	0.9x	0.7x

Commodity Cost Overview

- The Company Contracts Commodities With Some Suppliers
- 2015 Projected Commodity Increase ~ Mid Single Digits
- 2015 Commodities Under Fixed Pricing ~ 70%-80% COGS
- The Company Plans to Offset Commodity Cost Increases with Pricing, Cost Mitigation Tactics and Expense Savings Opportunities

Pollo Tropical

Top 5 Food Purchases – 2015F

Commodity	% of COGS
Chicken	44.8 %
Pork	6.4 %
Dinner Rolls	3.9 %
Produce	3.8 %
Rice	2.7 %

Taco Cabana

Top 5 Food Purchases – 2015F

Commodity	% of COGS
Fajita Beef	12.0 %
Cheese	9.0 %
Produce	6.8 %
Fajita Chicken	5.3 %
Tortilla Dough	5.0 %

FIESTA
RESTAURANT GROUP, INC.

Appendix

Franchising

- Current focus is U.S. non-traditional franchising (universities and airports)
  - Currently, 5 Pollo and 3 Taco non-traditional, franchise locations
- International franchise locations are Pollo Tropical restaurants
- We have one traditional Taco franchisee in Albuquerque, NM with 4 restaurants
- Franchise revenues are not meaningful today, <1% of total revenues
- Franchise expansion anticipated to be a growth platform in the future

Franchise Locations

Bahamas	1
Dominican Republic	1
Ecuador	1
Guatemala	2
Honduras	1
Panama	5
Puerto Rico	17
Trinidad and Tobago	2
United States	12
Venezuela	2

Figures as of March 29, 2015.

Total Adjusted EBITDA Reconciliation

($s in millions)	FY2012	FY2013	FY2014	1Q14	1Q15
Restaurant-level Adjusted EBITDA Excluding Pre-Opening Costs:					
Pollo Tropical	$ 58.2	$ 67.8	$ 79.0	$ 19.6	$ 23.5
Taco Cabana	47.2	48.7	54.2	12.7	14.5
Consolidated	$ 105.4	$ 116.5	$ 133.2	$ 32.3	$ 38.0
Less:					
Pre-Opening Costs	1.7	2.8	4.1	0.7	1.0
Restaurant-level Adjusted EBITDA:					
Pollo Tropical	57.1	65.7	75.6	19.1	22.7
Taco Cabana	46.6	48.0	53.5	12.5	14.4
Consolidated	$ 103.7	$ 113.7	$ 129.1	$ 31.6	$ 37.0
Add:					
Franchise Royalty Revenues and Fees	2.4	2.4	2.6	0.6	0.8
Less:					
General and Administrative (Excluding Stock-based Compensation)	41.8	46.2	46.0	11.4	12.9
Adjusted EBITDA[1]:					
Pollo Tropical	38.6	43.7	52.7	13.7	16.0
Taco Cabana	25.6	26.1	33.0	7.1	9.0
Consolidated	$ 64.2	$ 69.8	$ 85.7	$ 20.8	$ 25.0
Less:					
Depreciation and Amortization	18.3	20.4	23.0	5.3	6.8
Impairment and Other Lease Charges	7.0	0.2	0.4	-	0.1
Interest Expense	24.4	18.0	2.2	0.6	0.4
Loss on Extinguishment of Debt	-	16.4	-	-	-
Provision for Income Taxes	4.3	3.8	21.0	5.4	6.5
Stock-Based Compensation	2.0	2.3	3.5	0.7	0.9
Other Expense / (Gain)	(0.1)	(0.6)	(0.6)	-	(0.4)
Net Income	$ 8.3	$ 9.3	$ 36.2	$ 8.7	$ 10.5

1. Adjusted EBITDA for each of our Pollo Tropical and Taco Cabana segments includes an allocation of general and administrative expenses associated with administrative support for executive management; information systems; and certain accounting, legal, supply chain, development, and other administrative functions.

Adjusted EBITDA Reconciliation

Pollo Tropical

($s in millions)	FY2012	FY2013	FY2014	1Q14	1Q15
Restaurant Sales	$ 227.4	$ 257.8	$ 305.4	$ 71.4	$ 86.9
Less:					
Cost of Sales	75.4	85.5	100.5	23.2	28.5
Restaurant Wages and Related Expenses[3]	53.6	57.9	67.5	15.3	18.7
Restaurant Rent Expense	7.7	10.1	12.5	2.9	3.6
Other Restaurant Operating Expenses	26.8	30.8	38.3	8.4	10.1
Advertising Expense	5.7	5.7	7.7	2.0	2.4
Restaurant-Level Adjusted EBITDA Excluding Pre-Opening Costs[1]	$ 58.2	$ 67.8	$ 79.0	$ 19.6	$ 23.5
Less: Pre-Opening Costs	1.1	2.0	3.4	0.5	0.9
Restaurant-Level Adjusted EBITDA[1]	$ 57.1	$ 65.7	$ 75.6	$ 19.1	$ 22.7
Add: Franchise Revenue	1.9	1.9	2.1	0.5	0.7
Less: General and Administrative Expenses[3]	20.4	23.9	24.9	5.9	7.3
Adjusted EBITDA[2]	$ 38.6	$ 43.7	$ 52.7	$ 13.7	$ 16.0

1. Restaurant-level adjusted EBITDA does not include franchise royalty revenues and fees or the allocation of corporate G&A expenses and brand G&A expenses for the applicable segment. Pre-opening expenses include costs incurred prior to opening a restaurant, including restaurant employee wages and related expenses, travel expenditures, recruiting, training and rent, in addition to promotional costs associated with the restaurant opening.
2. Adjusted EBITDA is defined as earnings attributable to the applicable segment before interest, loss on extinguishment of debt, income taxes, depreciation and amortization, impairment and other lease charges, stock-based compensation expense and other income and expense. It includes an allocation of corporate G&A expenses and brand G&A expenses (each excluding stock-based compensation).
3. Excludes stock-based compensation.

Adjusted EBITDA Reconciliation

THE ORIGINAL TACO CABANA MEXICAN PATIO CAFE

($s in millions)	FY2012	FY2013	FY2014	1Q14	1Q15
Restaurant Sales	$ 279.9	$ 291.1	$ 303.1	$ 73.5	$ 76.2
Less:					
Cost of Sales	88.1	90.6	91.8	22.3	22.6
Restaurant Wages and Related Expenses[3]	82.6	85.5	87.6	21.2	21.8
Restaurant Rent Expense	13.9	16.7	17.2	4.3	4.4
Other Restaurant Operating Expenses	37.0	38.2	40.6	9.5	9.8
Advertising Expense	11.1	11.4	11.8	3.5	3.2
Restaurant-Level Adjusted EBITDA Excluding Pre-Opening Costs[1]	$ 47.2	$ 48.7	$ 54.2	$ 12.7	$ 14.5
Less: Pre-Opening Costs	0.6	0.7	0.7	0.2	0.1
Restaurant-Level Adjusted EBITDA[1]	$ 46.6	$ 48.0	$ 53.5	$ 12.5	$ 14.4
Add: Franchise Revenue	0.5	0.5	0.5	0.1	0.1
Less: General and Administrative Expenses[3]	21.4	22.4	21.1	5.6	5.6
Adjusted EBITDA[2]	$ 25.6	$ 26.1	$ 33.0	$ 7.1	$ 9.0

1. Restaurant-level adjusted EBITDA does not include franchise royalty revenues and fees or the allocation of corporate G&A expenses and brand G&A expenses for the applicable segment. Pre-opening expenses include costs incurred prior to opening a restaurant, including restaurant employee wages and related expenses, travel expenditures, recruiting, training, and rent, in addition to promotional costs associated with the restaurant opening.
2. Adjusted EBITDA is defined as earnings attributable to the applicable segment before interest, loss on extinguishment of debt, income taxes, depreciation and amortization, impairment and other lease charges, stock-based compensation expense and other income and expense. It includes an allocation of corporate G&A expenses and brand G&A expenses (each excluding stock-based compensation).
3. Excludes stock-based compensation.

Adjusted Net Income Reconciliation

($s in millions, except per share amounts)	FY2012		FY2013		FY2014	
	$	EPS	$	EPS	$	EPS
Net Income	$ 8.3	$ 0.35	$ 9.3	$ 0.39	$ 36.2	$ 1.35
Add (each net of tax effect):						
Impairment and other lease charges (a)	4.6	0.20	0.1	-	0.2	0.01
Qualification for sale leaseback accounting (b)	1.2	0.05	-	-	-	-
Secondary offering expenses (c)	-	-	0.3	0.01	-	-
Loss on extinguishment of debt (d)	-	-	10.5	0.44	-	-
Adjusted net income & EPS	$ 14.1	$ 0.60	$ 20.2	$ 0.84	$ 36.4	$ 1.36

(a) Impairment and other lease charges for the twelve months ended December 30, 2012 are primarily related to the closure of five Pollo Tropical restaurants in New Jersey in the first quarter of 2012. Impairment and other lease charges for each period are presented net of taxes of $0.1 million, $0.1 million and $2.4 million for the twelve months ended December 28, 2014, December 29, 2013 and December 30, 2012, respectively.

(b) Prior to the spin-off from Carrols Restaurant Group, Inc. ("Carrols"), certain sale-leaseback transactions were classified as lease financing transactions because Carrols guaranteed the related lease payments. Effective upon the spin-off, the provisions that previously precluded sale-leaseback accounting were cured or eliminated. As a result, the real property leases entered into in connection with these transactions are now recorded as operating leases. Additionally, in the second quarter of 2012, we exercised purchase options associated with the leases for five restaurant properties also previously accounted for as lease financing obligations and purchased those properties from the lessor.

The amount reported as "qualification for sale leaseback accounting" represents the net increase in rent expense, decrease in depreciation expense and decrease in interest expense, that would have impacted net income had the leases been accounted for as operating leases for all periods presented, based on the deferred gain on sale-leaseback transactions calculated at the time of the spin-off, and had the five properties been owned for the full year ended December 30, 2012. Qualification for sale leaseback accounting is shown net of taxes of $0.6 million in the twelve months ended December 30, 2012. This amount is included for comparative purposes only, and may not be indicative of what actual results would have been had the qualification for sale-leaseback accounting treatment of these leases (and the treatment of such leases as operating leases) occurred on the dates described above.

(c) Secondary offering expenses for the twelve months ended December 29, 2013 include expenses related to the underwritten secondary public equity offering completed during March 2013 totaling $0.4 million. The Company did not receive any proceeds from the sale of shares in the offering. Secondary offering expenses are presented net of taxes of $0.2 million.

(d) The Company recognized a loss on extinguishment of debt of $16.4 million in the fourth quarter of 2013 related to the repurchase and redemption of its Notes. The loss on extinguishment of debt for the twelve months ended December 29, 2013 is presented net of taxes of $5.9 million.

Use of Non-GAAP Financial Measures

Adjusted EBITDA, restaurant-level adjusted EBITDA, and restaurant-level adjusted EBITDA excluding pre-opening costs are all non-GAAP financial measures. Management believes that such financial measures, when viewed with our results of operations calculated in accordance with GAAP and our reconciliation of restaurant-level adjusted EBITDA and restaurant-level adjusted EBITDA excluding pre-opening costs and adjusted EBITDA to net income (i) provide useful information about our operating performance and period-over-period growth (including at the restaurant level), (ii) provide additional information that is useful for evaluating the operating performance of our business, and (iii) permit investors to gain an understanding of the factors and trends affecting our ongoing earnings, from which capital investments are made and debt is serviced. However, such measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as alternatives to net income or cash flow from operating activities as indicators of operating performance or liquidity. Also these measures may not be comparable to similarly titled captions of other companies.

Adjusted net income and related adjusted earnings per share are non-GAAP financial measures. Adjusted net income is defined as net income before impairment and other lease charges, the impact of the qualification for sale-leaseback accounting (primarily upon the spin-off from Carrols) for certain leases previously accounted for as lease financing obligations, secondary offering expenses and loss on extinguishment of debt. Management believes that adjusted net income and related adjusted earnings per diluted share, when viewed with our results of operations calculated in accordance with GAAP (i) provide useful information about our operating performance and period-over-period growth, (ii) provide additional information that is useful for evaluating the operating performance of our business, and (iii) permit investors to gain an understanding of the factors and trends affecting our ongoing earnings, from which capital investments are made and debt is serviced. However, such measures are not measures of financial performance or liquidity under GAAP and, accordingly should not be considered as alternatives to net income or net income per share as indicators of operating performance or liquidity. Also these measures may not be comparable to similarly titled captions of other companies.